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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 6, 2001, included in this annual report on Form 10-K, into the Company's previously filed registration statements (File
Nos. 333-83059, 333-79027, 333-79021) and to all reference to our Firm included herein.



/s/ Arthur Andersen LLP


Memphis, Tennessee,
March 29, 2001